UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

The Bank of New York Mellon Trust Company, N.A. 601 Travis, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the unitholders of Pacific Coast Oil Trust (the “Trust”) was held on July 12, 2023, at which the following proposals were voted upon by the Trust’s unitholders: (1) the removal of The Bank of New York Mellon Trust Company, N.A. as the trustee of the Trust and (2) an amendment to Section 8.02 of the Amended and Restated Trust Agreement of the Trust, dated as of May 8, 2012 (the “Trust Agreement”), requiring the Trust to bear all costs associated with calling any meeting of unitholders that is called by unitholders owning of record not less than 10% in number of the then outstanding Trust units should any of the proposals submitted at such meeting receive a majority vote in favor.

Proposal 1

The final voting results with respect to Proposal 1 were as follows:

For	Against	Abstain
23,459,554	884,779	159,519

There were no broker non-votes.

To be approved, Proposal 1 required the affirmative vote of unitholders who, as of the record date for the Special Meeting, held Trust units representing a majority of the Trust units present in person or by proxy at the Special Meeting. According to the report of the Inspector of Election for the Special Meeting, unitholders owning 22,988,452 Trust units were present in person or by proxy at the Special Meeting. Accordingly, Proposal 1 was approved, as unitholders owning approximately 95.7% of the Trust units present in person or by proxy at the Special Meeting voted for the proposal.

Proposal 2

The final voting results with respect to Proposal 2 were as follows:

For	Against	Abstain
22,885,158	1,409,000	209,694

There were no broker non-votes.

To be approved, Proposal 2 required the affirmative vote of unitholders who, as of the record date for the Special Meeting, held Trust units representing at least 75% of the outstanding Trust units. As of the record date, there were 38,583,158 Trust units outstanding and entitled to vote at the Special Meeting. Accordingly, Proposal 2 was not approved, as only approximately 59.3% of the outstanding Trust units voted for the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

	By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date: July 14, 2023